EXHIBIT 23



                CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Hasbro, Inc.



We consent to the use of our reports included in or incorporated by reference in the Hasbro, Inc. Annual Report on Form 10-K for the fiscal year ended December 26, 1999, which is incorporated by reference herein.



                                        /s/ KPMG LLP
                                        -------------------
                                        KPMG LLP





Providence, Rhode Island
April 5, 2000